UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 24, 2013

CH ENERGY GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

New York	0-30512	14-1804460
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

284 South Avenue Poughkeepsie, New York 12601-4839
(Address of Principal Executive Offices) (Zip Code)

(845) 452-2000
(Registrant's telephone number, including area code)

Not applicable
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04  Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.
On June 21, 2013, CH Energy Group, Inc. (the "Company") received a supplemental notice from the Plan Administrator of the Central Hudson Gas & Electric Corporation Savings Incentive Plan (the "Plan") of a blackout period (the "Blackout Period") pursuant to Section 101(i)(2)(E) of the Employee Retirement Income Security Act of 1974, as amended, with respect to the Plan.  The supplemental notice revised a prior notice received by the Company on May 13, 2013 (the "Prior Notice"), which was reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission on May 13, 2013.
 In connection with the completion of the merger (the "Merger") pursuant to the Agreement and Plan of Merger, dated as of February 20, 2012, by and among FortisUS Inc. ("Fortis"), Cascade Acquisition Sub Inc., a wholly-owned subsidiary of Fortis, Fortis Inc. (solely for purposes of certain provisions thereof) and the Company, all of the outstanding common stock of the Company in the CH Energy Group Stock Fund of the Plan will be converted into cash ($65.00 per share) and the CH Energy Group Stock Fund will be removed as an investment option under the Plan.  The Blackout Period is required to help ensure the orderly and accurate implementation of the conversion of the common stock of the Company into cash and the removal of the CH Energy Group Stock Fund as an investment option under the Plan.
On June 13, 2013, the State of New York Public Service Commission ("PSC") voted on and approved the Merger.  The Closing of the Merger is expected to occur shortly after receipt, review and acceptance of the official written order of the PSC.  While it is impossible to predict the date of issuance of the order from the PSC, CH Energy Group expects that the Merger will close in the second quarter of 2013.
The Company has sent an appropriate notice to its directors and executive officers informing them of the revised Blackout Period and the restrictions on trading in the common stock of the Company (including with respect to derivatives) that apply to them during the Blackout Period.  All dates contained in the notice assume that the Closing will occur on or about Friday, June 28, 2013, rather than on June 17, 2013 as stated in the Prior Notice.  The notice is provided to directors and executive officers pursuant to Section 306 of Sarbanes-Oxley Act of 2002 ("SOX") and Section 104 of Regulation BTR promulgated pursuant to the Securities Exchange Act of 1934, as amended.  A copy of the notice is attached as Exhibit 99.1 to this Form 8-K and hereby is incorporated by reference.
During the Blackout Period and for a period of two years after the ending date of the Blackout Period, stockholders and other interested parties may obtain, without charge, the actual beginning and ending dates of the Blackout Period by contacting CH Energy Group, Inc., Attention: General Counsel, 284 South Avenue, Poughkeepsie, New York 12601.
Item 9.01  Financial Statements and Exhibits
(d)  Exhibits
99.1  Notice of Blackout Period to Directors and Executive Officers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CH ENERGY GROUP, INC.

Date: June 24, 2013	By:	/s/ Kimberly J. Wright
		Name:	Kimberly J. Wright
		Title:	Vice President – Accounting and Controller

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Notice of Blackout Period to Directors and Executive Officers